================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 10, 2005
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                     001-31810                   22-3720962
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


    55 MADISON AVENUE, SUITE 300, MORRISTOWN, NEW JERSEY          07960
          (Address of principal executive offices)             (Zip Code)


                                  973-290-0080
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|   Written communications pursuant to Rule 425 under  the Securities
Act (17 CFR 230.425)

         |_|   Soliciting  material pursuant to Rule  14a-12 under  the Exchange
Act (17 CFR 240.14a-12)

         |_|   Pre-commencement communications  pursuant to  Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_|   Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 10, 2005, Access Integrated Technologies, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended December 31, 2004.

         Such press release contains EBITDA and adjusted EBITDA information in the discussion of the Company's financial results. EBITDA represents earnings before interest, taxes, depreciation and amortization, amortization of software development costs, and other income/(expense), net. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, amortization of software development costs, other income/(expense), net, non-recurring items, and non-cash stock-based compensation.

         EBITDA and adjusted EBITDA are not measurements of financial performance under accounting principles generally accepted in the United States of America and may not be comparable to other similarly titled measures of other companies. The Company uses each of EBITDA and adjusted EBITDA as a financial metric to measure the financial performance of the business because management believes it provides additional information with respect to the performance of its fundamental business activities. For this reason, the Company believes EBITDA and adjusted EBITDA will also be useful to others, including its stockholders, as valuable financial metrics.

         Management presents adjusted EBITDA because it believes that adjusted EBITDA is a useful supplement to net income as an indicator of operating performance. Management also believes that adjusted EBITDA is an industry-wide financial measure that is useful both to management and investors when evaluating the Company's performance and comparing our performance with the performance of our competitors. Management also uses adjusted EBITDA for planning purposes, as well as to evaluate the Company's performance because it believes that adjusted EBITDA more accurately reflects the Company's results, as it excludes certain items, in particular non-cash stock-based compensation charges, that management believes are not indicative of the Company's operating performance.

         The Company believes that each of EBITDA and adjusted EBITDA is a performance measure and not a liquidity measure, and a reconciliation between net income and EBITDA and adjusted EBITDA is provided in the financial results. EBITDA and adjusted EBITDA should not be considered as alternatives to operating or net income as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of cash flows, in each case as determined in accordance with accounting principles generally accepted in the United States of America, or as a measure of liquidity.

         A copy of such press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

         The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ACCESS INTEGRATED TECHNOLOGIES, INC.


                                     By:   /S/ A. DALE MAYO
                                           ______________________________
                                           A. Dale Mayo
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)

                                     By:   /S/ BRIAN D. PFLUG
                                           ______________________________
                                           Brian D. Pflug
                                           Senior Vice President - Accounting &
                                           Finance
                                           (Principal Financial Officer)

Date:  February 10, 2005

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
___________                _____________________________________________________

99.1 Press Release, dated February 10, 2005, announcing Access Integrated Technologies, Inc.'s fiscal quarter ended December 31, 2004 financial results.